UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 9, 2006

ADVANTA BUSINESS RECEIVABLES CORP.
(Depositor)
(Exact name of registrant as specified in its charter)
ADVANTA BUSINESS CARD MASTER TRUST
(Issuing Entity)

Nevada (State or Other Jurisdiction of Incorporation)	333-135632 (Commission File Number)	23-2852207 (IRS Employer Identification Number)
ADVANTA BUSINESS RECEIVABLES CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-135632	23-2852207
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

2215 B Renaissance Drive, Suite 5
Las Vegas, Nevada	89119
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 966-4246
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report
Section 8 — Other Events

Item 8.01 — Other Events
Item 9.01 — Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement dated August 2, 2006
AdvantaSeries Class B(2006-B2) Terms Document

Item 8.01 — Other Events
     On August 9, 2006, Advanta Business Card Master Trust issued its Class B(2006-B2) Asset Backed Notes (the “Class B(2006-B2) Notes”). The Class B(2006-B2) Notes were registered pursuant to the Registration Statement on Form S-3, as amended (File No. 333-135632).
     The Class B(2006-B2) Notes are part of a series of notes called the AdvantaSeries. The AdvantaSeries consists of Class A Notes, Class B Notes, Class C Notes and Class D Notes. The Class B(2006-B2) Notes are tranches of the Class B Notes.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits
The following exhibits are filed as part of this report:
1.1	Underwriting Agreement, dated August 2, 2006, among Advanta Business Receivables Corp., Advanta Bank Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the Class B(2006-B2) Underwriters.

4.1	AdvantaSeries Class B(2006-B2) Terms Document, dated August 9, 2006, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 9, 2006

ADVANTA BUSINESS RECEIVABLES CORP.,
as Depositor of Advanta Business Card Master Trust

By:	/s/ Michael Coco

Name:	Michael Coco
Title:	President

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 2, 2006, among Advanta Business Receivables Corp., Advanta Bank Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the Class B(2006-B2) Underwriters.

4.1	AdvantaSeries Class B(2006-B2) Terms Document, dated August 9, 2006, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.